Exhibit 99.2

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
September 30, 1999



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.6981%


        Excess Protection Level
          3 Month Average   5.80%
            September, 1999   5.70%
            August, 1999   5.84%
            July, 1999   5.87%


        Cash Yield                                  18.00%


        Investor Charge Offs                         4.60%


        Base Rate                                    7.70%


        Over 30 Day Delinquency                      4.90%


        Seller's Interest                            6.99%


        Total Payment Rate                          14.16%


        Total Principal Balance                     $45,780,732,257.76


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,198,912,739.27